                                                                      Exhibit 25
================================================================================
                                   FORM T-1
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2)     |__|

                          ___________________________

                             THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                          ___________________________

                      PUBLIC SERVICE COMPANY OF COLORADO
              (Exact name of obligor as specified in its charter)

Colorado                                                84-0296600
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)




1225 17th Street
Denver, Colorado                                        80202-5533
(Address of principal executive offices)                (Zip code)


                          ___________________________

                            Senior Debt Securities
                      (Title of the indenture securities)

================================================================================

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

---------------------------------------------------------------------------------------------------
                     Name                                                      Address
---------------------------------------------------------------------------------------------------
    Superintendent of Banks of the State of New York             2 Rector Street, New York, N.Y.
                                                                 10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York                             33 Liberty Plaza, New York, N.Y.
                                                                 10045

    Federal Deposit Insurance Corporation                        Washington, D.C.  20429

    New York Clearing House Association                          New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of June, 1999.

                                        THE BANK OF NEW YORK

                                        By:       /s/ILIANA A. ARCIPRETE
                                           -------------------------------------
                                           Name:     ILIANA A. ARCIPRETE
                                           Title:    ASSISTANT TREASURER

                                                                       EXHIBIT 7
                                                                       ---------


                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
ASSETS                                                             In Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin........          $ 4,508,742
Interest-bearing balances.................................            4,425,071
Securities:
Held-to-maturity securities...............................              836,304
Available-for-sale securities.............................            4,047,851
Federal funds sold and Securities purchased under
 agreements to resell.....................................            1,743,269
Loans and lease financing receivables:
Loans and leases, net of unearned
income....................................................           39,349,679
LESS: Allowance for loan and
lease losses..............................................              603,025
LESS: Allocated transfer risk
reserve...................................................               15,906
Loans and leases, net of unearned income, allowance, and
 reserve..................................................           38,730,748
Trading Assets............................................            1,571,372
Premises and fixed assets (including capitalized leases)..              685,674
Other real estate owned...................................               10,331
Investments in unconsolidated subsidiaries and associated
 companies................................................              182,449
Customers' liability to this bank on acceptances
 outstanding..............................................            1,184,822
Intangible assets.........................................            1,129,535
Other assets..............................................            2,632,309
                                                                  -------------
Total assets..............................................          $61,688,578
                                                                  =============

LIABILITIES
Deposits:
In domestic offices.......................................          $25,731,036
Noninterest-bearing.......................................           10,252,589
Interest-bearing..........................................           15,478,447
In foreign offices, Edge and Agreement subsidiaries, and
 IBFs.....................................................           18,756,302
Noninterest-bearing.......................................              111,386
Interest-bearing..........................................           18,644,916
Federal funds purchased and Securities sold under
 agreements to repurchase.................................            3,276,362
Demand notes issued to the U.S.Treasury...................              230,671
Trading liabilities.......................................            1,554,493
Other borrowed money:
With remaining maturity of one year or less...............            1,154,502
With remaining maturity of more than one year through
 three years..............................................                  465
With remaining maturity of more than three years..........               31,080
Bank's liability on acceptances executed and outstanding..            1,185,364
Subordinated notes and debentures.........................            1,308,000
Other liabilities.........................................            2,743,590
                                                                  -------------
Total liabilities.........................................           55,971,865
                                                                  =============

EQUITY CAPITAL
Common stock..............................................            1,135,284
Surplus...................................................              764,443
Undivided profits and capital reserves....................            3,807,697
Net unrealized holding gains (losses) on
 available-for-sale securities............................               44,106
Cumulative foreign currency translation adjustments.......            (  34,817)
Total equity capital......................................            5,716,713
                                                                  -------------
Total liabilities and equity capital......................          $61,688,578
                                                                  =============

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Reyni       }
Alan R. Griffith      }                Directors
Gerald L. Hassell     }